SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

            Texas                      1-6402-1                 74-1488375
(State or other jurisdiction   (Commission file number)     (I. R. S. employer
     of incorporation)                                    identification number)

   1929 Allen Parkway, Houston, Texas                             77019
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141

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Item 5. Other Events

On May 13, 2004, Service Corporation International announced the election of S. Malcolm Gillis and Thomas L. Ryan to the Company's Board of Directors, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1 Press release dated May 13, 2004, issued by the Company.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 13, 2004                             SERVICE CORPORATION INTERNATIONAL

                                         By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

      Exhibit Number                            Description
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99.1                           Press release, dated May 13, 2004, issued by
                               Service Corporation International


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